Exhibit 99.1

                  Certification of Chief Executive Officer and
                  Chief Financial Officer of FirstBank NW Corp.
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on Form 10-QSB, that:

         o The report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

         o The information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.




/s/ CLYDE E. CONKLIN
--------------------------
Chief Executive Officer



/s/ LARRY K. MOXLEY
--------------------------
Chief Financial Officer



Dated: February 13, 2003


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